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                                                                    Exhibit 10.5

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                          NEW YORK MERCANTILE EXCHANGE

                     7.48% Senior Notes, Series A, due 2011
                     7.75% Senior Notes, Series B, due 2021
                     7.84% Senior Notes, Series C, due 2026

                             NOTE PURCHASE AGREEMENT

                          Dated as of October 15, 1996

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                                Table of Contents

                                                                       Page
                                                                       ----

1. AUTHORIZATION OF NOTES ..............................................  1

2. SALE AND PURCHASE OF NOTES ..........................................  1

3. CLOSINGS ............................................................  2

4. CONDITIONS TO CLOSING ...............................................  3
        4.1.  First Closing ............................................  3
        4.2.  Conditions to Each Closing ...............................  4
        4.3.  Additional Condition to Second and Third Closing .........  5

5. REPRESENTATIONS AND WARRANTIES OF THE EXCHANGE ......................  5
        5.1.  Organization; Power and Authority ........................  5
        5.2.  Authorization, etc .......................................  6
        5.3.  Disclosure ...............................................  6
        5.4.  Organization and Ownership of Shares of
                 Subsidiaries ..........................................  6
        5.5.  Financial Statements .....................................  7
        5.6.  Compliance with Laws, Other Instruments, etc .............  7
        5.7.  Governmental Authorizations, etc .........................  8
        5.8.  Litigation; Observance, Statutes and Orders ..............  8
        5.9.  Taxes ....................................................  8
        5.10. Title to Property; Leases ................................  9
        5.11. Licenses, Permits, etc ...................................  9
        5.12. Compliance with ERISA ....................................  9
        5.13. Private Offering by the Exchange ......................... 10
        5.14. Use of Proceeds; Margin Regulations ...................... 10
        5.15. Existing Debt ............................................ 11
        5.16. Foreign Assets Control Regulations, etc .................. 11
        5.17. Status under Certain Statutes ............................ 11
        5.18. Environmental Matters .................................... 12

6. REPRESENTATIONS OF THE PURCHASER .................................... 12
        6.1.  Purchase of Notes ........................................ 12
        6.2.  Source of Funds .......................................... 12
        6.3.  Not an Exchange Member ................................... 13

7. INFORMATION AS TO EXCHANGE .......................................... 14
        7.1.  Financial and Business Information ....................... 14
        7.2.  Officer's Certificate .................................... 16
        7.3.  Inspection ............................................... 17

8. PREPAYMENT OF THE NOTES ............................................. 18
        8.1.  Required Prepayments ..................................... 18
        8.2.  Optional Prepayments ..................................... 19
        8.3.  Allocation of Partial Prepayments ........................ 20
        8.4.  Maturity; Surrender; etc ................................. 20
        8.5.  Purchase of Notes ........................................ 21
        8.6.  Make-Whole Amount ........................................ 21

9. AFFIRMATIVE COVENANTS ............................................... 23
        9.1.  Compliance with Law ...................................... 23
        9.2.  Insurance ................................................ 23

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        9.3. Maintenance of Properties ................................. 23
        9.4. Payment of Taxes .......................................... 24
        9.5. Corporate Existence, etc .................................. 24
        9.6. Nature of Business ........................................ 24

10. NEGATIVE COVENANTS ................................................. 24
        10.1. Subsidiary Debt .......................................... 25
        10.2. Liens .................................................... 25
        10.3. Sale and Leaseback Transactions .......................... 27
        10.4. Merger, Consolidation, etc ............................... 28
        10.5. Transactions with Affiliates ............................. 28

11. EVENTS OF DEFAULT .................................................. 29

12. REMEDIES ON DEFAULT, ETC ........................................... 32
        12.1. Acceleration ............................................. 32
        12.2. Other Remedies ........................................... 33
        12.3. Rescission ............................................... 33
        12.4. No Waivers or Election of Remedies, Expenses, etc ........ 33

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES ...................... 34
        13.1. Registration of Notes .................................... 34
        13.2. Transfer and Exchange of Notes ........................... 34
        13.3. Replacement of Notes ..................................... 34

14. PAYMENTS ON NOTES .................................................. 35
        14.1. Place of Payment ......................................... 35
        14.2. Home Office Payment ...................................... 35

15. EXPENSES, ETC ...................................................... 36
         15.1. Transaction Expenses .................................... 36
         15.2. Survival ................................................ 37

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
         AGREEMENT ..................................................... 37

17. AMENDMENT AND WAIVER ............................................... 37
         17.1. Requirements ............................................ 37
         17.2. Solicitation of Holders of Notes ........................ 37
         17.3. Binding Effect, etc ..................................... 38
         17.4. Notes held by Exchange, etc ............................. 38

18. NOTICES ............................................................ 39

19. REPRODUCTION OF DOCUMENTS .......................................... 39

20. CONFIDENTIAL INFORMATION ........................................... 40

21. SUBSTITUTION OF PURCHASER .......................................... 41

22. MISCELLANEOUS ...................................................... 41
        22.1. Successors and Assigns ................................... 41
        22.2. Construction ............................................. 41
        22.3. Payments Due on Non-Business Days ........................ 42
        22.4. Severability ............................................. 42
        22.5. Accounting Terms ......................................... 42
        22.6. Counterparts ............................................. 42
        22.7. Governing Law ............................................ 42

23.     DEFEASANCE ..................................................... 43
        23.1. Exchange's Option to Effect Covenant Defeasance .......... 43

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        23.2. Deposited Money and Government Obligations to Be
                 Held in Trust; Other Miscellaneous Provisions ......... 45
        23.3. Reinstatement ............................................ 46

Exhibit 1(a)        -- Form of 7.48% Senior Note, Series A, due 2011
Exhibit 1(b)        -- Form of 7.75% Senior Note, Series B, due 2021
Exhibit 1(c)        -- Form of 7.84% Senior Note, Series C, due 2026
Exhibit 4.1(c)(1)   -- Form of First Closing Opinion of Special Counsel for the
                       Exchange
Exhibit 4.1(c)(2)   -- Form of First Closing Opinion of Counsel for the Exchange
Exhibit 4.1(c)(3)   -- Form of First Closing Opinion of Special Counsel for the
                       Purchasers
Exhibit 4.3(a)      -- Form of Second and Third Closing Opinion of Special
                       Counsel for the Exchange
Exhibit 4.3(b)      -- Form of Second and Third Closing Opinion of Special
                       Counsel for the Purchasers

Schedule A     --   Names and Addresses of Purchasers
Schedule B     --   Defined Terms
Schedule 5.3   --   Disclosure Information
Schedule 5.4   --   Subsidiaries
Schedule 5.5   --   Financial Statements
Schedule 5.8   --   Litigation
Schedule 5.11  --   Licenses, etc.
Schedule 5.15  --   Existing Debt and Liens
Schedule 6.2   --   Certain Plans Maintained by the Exchange

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                          NEW YORK MERCANTILE EXCHANGE
                             Four World Trade Center
                               New York, NY 10048

                     7.48% Senior Notes, Series A, due 2011
                     7.75% Senior Notes, Series B, due 2021
                     7.84% Senior Notes, Series C, due 2026

                                                          As of October 15, 1996

TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

            NEW YORK MERCANTILE EXCHANGE, a New York corporation formed under the NPCL (the "Exchange"), agrees with you as follows:

1. AUTHORIZATION OF NOTES.

            The Exchange has duly authorized the issue and sale of $31,000,000 aggregate principal amount of its 7.48% Senior Notes, Series A, due 2011 (the "Series A Notes"), $54,000,000 aggregate principal amount of its 7.75% Senior Notes, Series B, due 2021 (the "Series B Notes") and $15,000,000 aggregate principal amount of its 7.84% Senior Notes, Series C, due 2026 (the "Series C Notes" and, together with the Series A Notes and the Series B Notes, the "Notes"), such notes to be substantially in the respective forms set out in Exhibits 1(a), 1(b) and 1(c). As used herein, the term "Notes" shall mean all notes (irrespective of series unless otherwise specified) originally delivered pursuant to this Agreement and the Other Agreements referred to below and all notes delivered in substitution or exchange for any such note and, where applicable, shall include the singular number as well as the plural. The terms "Note", "Series A Note", "Series B Note" and "Series C Note" mean one of the Notes, Series A Notes, Series B Notes and Series C Notes, respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2. SALE AND PURCHASE OF NOTES.

            Subject to the terms and conditions of this Agreement, the Exchange will issue and sell to you and you will purchase from the Exchange, at one or more of the Closings provided for in Section 3, Notes of the series and in the principal amount or amounts specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof.

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Contemporaneously with entering into this Agreement, the Exchange is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at one or more of such Closings to each of the Other Purchasers of Notes of the series and in the principal amount or amounts specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3. CLOSINGS.

            The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, NY 10022 at 10:00 a.m., New York time, at three closings (individually a "Closing" and respectively the "First Closing", the "Second Closing" and the "Third Closing"). The First Closing shall be on October 18, 1996, or such other Business Day thereafter on or prior to October 31, 1996 as may be agreed to by the Exchange and you (if you are purchasing Notes at such Closing) and the Other Purchasers then purchasing Notes. The Second Closing shall be on December 27, 1996, or such other Business Day on or prior to December 31, 1996 as may be agreed to by the Exchange and you (if you are purchasing Notes at such Closing) and the Other Purchasers then purchasing Notes. The Third Closing shall be on January 27, 1997, or such other Business Day on or prior to January 31, 1997 as may be agreed to by the Exchange and you (if you are purchasing Notes at such Closing). At each Closing for your purchase of Notes the Exchange will deliver to you the Notes to be purchased by you in the form of a single Note of each series (or such greater number of Notes of each series in denominations of at least $500,000 as you may request), dated the date of such Closing and registered in your name (or in the name of your nominee), against delivery by you to the Exchange or its order of the purchase price therefor by wire transfer of immediately available funds to account number 09250276 of Brown Brothers Harriman & Co., at Citibank, N.A., ABA number 021000089 for the Exchange's account number 8442519 at Brown Brothers Harriman & Co. (NYMEX Construction Asset Portfolio; contact: Robert Push).

            If the Exchange shall fail to tender the Notes to be purchased by you at any Closing on or before the last date specified above in this Section 3 for such Closing, or if any of the conditions specified in Section 4 with respect to such Closing shall not have been fulfilled to your satisfaction on or before the last date specified above for such Closing, you shall be relieved of all further obligations to purchase Notes under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment (including without limitation pursuant to Section 11(j)).

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4. CONDITIONS TO CLOSING.

4.1. First Closing.

            Your obligation to purchase and pay for the Notes to be sold to you at the First Closing is subject to the fulfillment to your satisfaction, prior to or at the First Closing, of the following conditions:

            (a) Representations and Warranties. The representations and warranties of the Exchange in this Agreement shall be correct when made and correct in all material respects at the time of such Closing.

            (b) Officer's Certificates. The Exchange shall have delivered to you an Officer's Certificate, dated the date of the First Closing, certifying that the conditions specified in paragraphs (a), (e) and (f) of this
      Section 4.1 and paragraphs (a) and (b) of Section 4.2 have been fulfilled. The Exchange shall have also delivered to you a certificate of the Secretary or an Assistant Secretary of the Exchange certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and the Other Agreements.

            (c) Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the First Closing,
      (i) from Winthrop, Stimson, Putnam & Roberts, special counsel for the Exchange, substantially in the form set forth in Exhibit 4.1(c)(1) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Exchange hereby instructs its counsel to deliver such opinion to you), (ii) from Ronald S. Oppenheimer, Esq., Executive Vice President and General Counsel of the Exchange, substantially in the form set forth in Exhibit 4.1(c)(2) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Exchange hereby instructs its counsel to deliver such opinion to you) and (iii) from Willkie Farr & Gallagher, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.1(c)
      (3) and covering such other matters incident to such transactions as you may reasonably request.

            (d) Private Placement Numbers. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes of each series.

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            (e) Changes in Corporate Structure. The Exchange shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity (whether or not the transaction would be permitted by Section 10.4) at any time following the date of the most recent financial statements referred to in Schedule 5.5.

            (f) Rating. The Notes shall have been rated "AA" or better by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc.

4.2. Conditions to Each Closing.

            Your obligation to purchase and pay for the Notes to be purchased by you hereunder at any Closing is subject to the fulfillment to your satisfaction, prior to or at such Closing, of the following additional conditions:

            (a) Performance. The Exchange shall have performed all agreements required on its part to be performed under this Agreement on or prior to the date of such Closing.

            (b) No Default. No Default or Event of Default shall have occurred and been continuing.

            (c) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

            (d) Purchase Permitted By Applicable Law, etc. On the date of such Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405 (a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including without limitation Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax (other than income or franchise taxes), penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

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            (e) Sale of Notes to Other Purchasers. The Exchange shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at or before such Closing as specified in Schedule A.

            (f) Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Exchange shall have paid on or before the date of such Closing the fees, charges and disbursements of your special counsel referred to in Section 4.1(c) to the extent reflected in a statement of such counsel rendered to the Exchange at least one Business Day prior to such Closing.

4.3. Additional Condition to Second and Third Closing.

            Your obligation to purchase and pay for the Notes to be purchased by you hereunder at the Second or Third Closing is subject to the fulfillment to your satisfaction, prior to or at such Closing, of the following additional conditions:

            (a) Representations and Warranties. The representations and warranties of the Exchange in Sections 5.1, 5.2, 5.6 and 5.13 shall be correct in all material respects at the time of such Closing.

            (b) Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of such Closing, (i) from Winthrop, Stimson, Putnam & Roberts, special counsel for the Exchange, substantially in the form set forth in Exhibit 4.3(a)(1) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Exchange hereby instructs its counsel to deliver such opinion to you), and (ii) from Willkie Farr & Gallagher, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.3(a)(2) and covering such other matters incident to such transactions as you may reasonably request.

            (c) Officer's Certificate. The Exchange shall have delivered to you an Officer's Certificate, dated the date of such Closing, certifying that the conditions specified in paragraph (a) of this Section 4.3 and paragraphs (a) and (b) of Section 4.2 have been fulfilled.

5. REPRESENTATIONS AND WARRANTIES OF THE EXCHANGE.

            The Exchange represents and warrants to you that:

5.1. Organization; Power and Authority.

            The Exchange is a corporation duly organized under the NPCL, validly existing and in good standing under the laws of the State of New York, and is duly qualified as a foreign corporation

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and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Exchange has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

5.2. Authorization, etc.

            This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Exchange, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Exchange enforceable against the Exchange in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3. Disclosure.

            The Exchange, through its agent, Morgan Stanley & Co. Incorporated, has delivered to you a copy of a Private Placement Memorandum dated August 19, 1996 (the "Memorandum"), relating to the transactions contemplated hereby. This Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Exchange in connection with the transactions contemplated hereby and described in Schedule 5.3, and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1995, there has been no change in the financial condition, operations, business or properties of the Exchange or any Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

5.4. Organization and Ownership of Shares of Subsidiaries.

            (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Exchange's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of

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each class of its capital stock or similar equity interests outstanding owned by the Exchange and each other Subsidiary.

            (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Exchange and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Exchange or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

            (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

5.5. Financial Statements.

            The Exchange has delivered to you copies of the consolidated financial statements of the Exchange and its consolidated Subsidiaries listed in
Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Exchange and its consolidated Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6. Compliance with Laws, Other Instruments, etc.

            The execution, delivery and performance by the Exchange of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Exchange or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-law or any other Material agreement or instrument to which the Exchange or any Subsidiary is bound or by which the Exchange or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental

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Authority applicable to the Exchange or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Exchange or any Subsidiary.

5.7. Governmental Authorizations, etc.

            No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Exchange of this Agreement or the Notes.

5.8. Litigation; Observance, Statutes and Orders.

            (a) Except as described in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Exchange, threatened against or affecting the Exchange or any Subsidiary or any property of the Exchange or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

            (b) Except as described in Schedule 5.8, neither the Exchange nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental
Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.9. Taxes.

            The Exchange and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Exchange or a Subsidiary, as the case may be, has established adequate reserves to the extent required by GAAP. The Federal income tax liabilities of the Exchange and its Subsidiaries (other than COMEX) have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1992 and the Federal income tax liabilities of COMEX have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended November 30, 1992.

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                                       9


5.10. Title to Property; Leases.

            The Exchange and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet listed in Schedule 5.5 or purported to have been acquired by the Exchange or a Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens, except for Liens that are permitted to exist under
Section 10.2 without equally and ratably securing the Notes. All Material leases are valid and subsisting and are in full force and effect in all material respects.

5.11. Licenses, Permits, etc.

            Except as disclosed in Schedule 5.11, the Exchange and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

5.12. Compliance with ERISA.

            (a) The Exchange and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect. Neither the Exchange nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Exchange or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Exchange or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

            (b) As of December 31, 1995, the projected benefit obligation for each Plan that is a pension plan within the meaning of Section 3(2) of ERISA did not exceed the fair market value of the Plan's assets. For this purpose, "projected benefit obligation" shall have the meaning specified in paragraph 18 of Statement of Financial Accounting Standards No. 87.

            (c) The Exchange and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of

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                                       10


ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

            (d) The expected postretirement benefit obligation (determined as of the last day of the Exchange's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Exchange and its Subsidiaries is not Material.

            (e) With respect to each employee benefit plan, if any, disclosed by you in writing to the Exchange in accordance with Section 6.2(c), neither the Exchange nor any "affiliate" of the Exchange (as defined in Section V(c) of the QPAM Exemption) has at this time, nor has exercised at any time during the immediately preceding year, the authority to appoint or terminate the "QPAM" (as defined in Part V of the QPAM Exemption) disclosed by you to the Exchange pursuant to Section 6.2(c) as manager of any of the assets of any such plan or to negotiate the terms of any management agreement with such QPAM on behalf of any such plan, and the Exchange is not an "affiliate" (as so defined) of such QPAM. The Exchange is not a party in interest with respect to any employee benefit plan disclosed by you in accordance with Section 6.2(b) or 6.2(e). The execution and delivery of this Agreement and the issuance and sale of the Notes at any Closing hereunder will not involve any prohibited transaction (as such term is defined in section 406(a) of ERISA and section 4975(c)(1)(A)-(D) of the Code) that could subject the Exchange or any holder of a Note to any tax or penalty on prohibited transactions imposed under said section 4975 of the Code or by section 502(i) of ERISA. The representation by the Exchange in the preceding sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the source of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13. Private Offering by the Exchange.

            Neither the Exchange nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 65 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Exchange nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14. Use of Proceeds; Margin Regulations.

            The Exchange will apply the net proceeds of the sale of the Notes to complete construction of, and relocate to, its new headquarters facility in New York City (as described in the Memorandum) and any balance will be applied for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR
207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Exchange in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Exchange and its Subsidiaries and the Exchange does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

5.15. Existing Debt.

            Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Exchange and its Subsidiaries as of September 30, 1996, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Exchange or any Subsidiary. Neither the Exchange nor any Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal of or interest on any Debt, and no event or condition exists with respect to any such Debt the outstanding principal amount of which exceeds $500,000 that would permit (or that with the giving of notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

5.16. Foreign Assets Control Regulations, etc.

            Neither the sale of the Notes by the Exchange hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17. Status under Certain Statutes.

            Neither the Exchange nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

5.18. Environmental Matters.

            Neither the Exchange nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Exchange or its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

6. REPRESENTATIONS OF THE PURCHASER.

6.1. Purchase of Notes.

            You represent that you are purchasing the Notes to be purchased by you at each Closing for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Exchange is not required to register the Notes.

6.2. Source of Funds.

            You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

            (a) the Source is an "insurance company general account", as such term is defined in Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995), and either (i) there is no "plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such "plan" and all other "plans" maintained by the same employer (and affiliates thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with PTE 95-60) exceeds or will exceed 10% of the total of all reserves and liabilities of such general account (determined in accordance with PTE 95-60, exclusive of separate account liabilities, plus any applicable surplus) as of the date of the Closing for such purchase, or (ii) if any "plan" described in the preceding clause
      (i) exists, such "plan" is not a "plan" maintained by the Exchange or by any such affiliate or employee organization identified in Schedule 6.2; or

            (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Exchange in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

            (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Exchange and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Exchange in writing pursuant to this paragraph (c); or

            (d) the Source is a governmental plan; or

            (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been disclosed to the Exchange in writing pursuant to this paragraph (e); or

            (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

6.3. Not an Exchange Member.

            You represent that you are not an Exchange Member.

7. INFORMATION AS TO EXCHANGE.

7.1. Financial and Business Information.

            The Exchange shall deliver to you (so long as you are obligated to purchase Notes hereunder and thereafter so long as you shall hold any of the Notes) and to each holder of Notes that is an Institutional Investor:

            (a) Quarterly Statements - - promptly upon their becoming available and in any event within 60 days after the end of each quarterly fiscal period in each fiscal year of the Exchange (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                  (i) a consolidated balance sheet of the Exchange and its
            consolidated Subsidiaries as at the end of such quarter, and

                  (ii) consolidated statements of income and members' equity and cash flows of the Exchange and its consolidated Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

      setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

            (b) Annual Statements -- promptly upon their becoming available and in any event within 105 days after the end of each fiscal year of the Exchange, duplicate copies of,

                  (i) a consolidated balance sheet of the Exchange and its
            consolidated Subsidiaries as at the end of such year, and

                  (ii) consolidated statements of income and members' equity and cash flows of the Exchange and its consolidated Subsidiaries for such year,

      setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

                  (A) an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                  (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit);

            (c) CFTC and Other Reports - - promptly upon their becoming available, one copy of (i) each financial statement or Material report sent by the Exchange or any Subsidiary to public securities holders generally, (ii) each regular or periodic report, if any, filed by the Exchange or any Subsidiary with the Securities and Exchange Commission, and (iii) each Material report relating to the financial condition of the Exchange filed by the Exchange or any Subsidiary with the Commodity Futures Trading Commission (excluding reports or other information filed with said Commission in connection with rule changes or amendments and applications for designation as a "contract market" with respect to futures contracts);

            (d) Notice of Default or Event of Default - - promptly, and in any event within five Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default (including without limitation the acceleration of any Debt referred to in clause (ii) of
      Section 11(e) irrespective of whether any rescission or annulment thereof is at the time being sought), a written notice specifying the nature and period of existence thereof and what action the Exchange is taking or proposes to take with respect thereto and the Exchange's estimate of the period of time that will be required to cure such Default or Event of Default;

            (e) ERISA Matters -- promptly, and in any event within five Business Days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Exchange or an ERISA Affiliate proposes to take with respect thereto:

                  (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                  (ii) the taking by the PBGC of steps to institute, or the
            threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Exchange or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                  (iii) any event, transaction or condition that could result in the incurrence of any liability by the Exchange or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Exchange or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; and

            (f) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Exchange or any of its Subsidiaries or the ability of the Exchange to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by you or any such holder (subject to the limitations of the final paragraph of Section 7.3)

            The Exchange shall deliver, with reasonable promptness after a written request thereof or by any holder of a Note or a prospective transferee of a Note, information satisfying the requirements of subsection (d)(4)(i) of Rule 144A of the Securities and Exchange Commission under the Securities Act or any similar rule then in effect.

7.2. Officer's Certificate.

            Each set of financial statements delivered to you (so long as you are obligated to purchase Notes hereunder) or any holder of Notes pursuant to
Section 7.1(a) or Section 7.1(b)
shall be accompanied by a certificate of a Senior Financial Officer setting forth:

            (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Exchange was in compliance with the requirements of Sections 10.1 through 10.3, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum amount permissible under the terms of such Section, and the calculation of the amount then in existence) ; and

            (b) No Default -- a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Exchange and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including without limitation any such event or condition resulting from the failure of the Exchange or any Subsidiary to comply with any Environmental Law or the rules and regulations of the Commodities Futures Trading Commission), specifying the nature and period of existence thereof and what action the Exchange shall have taken or proposes to take with respect thereto and the Exchange's estimate of the period of time that will be required to cure such Default or Event of Default.

7.3. Inspection.

            The Exchange shall permit your representatives (so long as you shall be obligated to purchase Notes hereunder and thereafter so long as you shall hold any of the Notes) and the representatives of each holder of Notes that is an Institutional Investor:

            (a) No Default -- if no Default or Event of Default then exists, at the expense of you or such holder and upon reasonable prior notice to the Exchange, to visit the principal executive office of the Exchange and to discuss the affairs, finances and accounts of the Exchange and its Subsidiaries with the Exchange's officers, all at such reasonable times during the Exchange's regular business hours and as often as may be reasonably requested in writing; and

            (b) Default -- if a Default or Event of Default then exists, at the expense of the Exchange and upon reasonable prior notice to the Exchange, to visit and inspect any of the offices or properties of the Exchange or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Exchange authorizes said accountants to discuss the affairs, finances and accounts of the Exchange and its Subsidiaries), all at such reasonable times and as often as may be requested.

            Neither the Exchange nor any of its Subsidiaries shall be required to provide materials or information pursuant to Section 7.1(f) or this Section
7.3 if the disclosure of such materials or information, based upon written advice of counsel to the Exchange (furnished for information purposes only to you or any holder of Notes requesting such materials or information at the Exchange's expense), would be prohibited under applicable law or regulation or decree of any Governmental Authority or by the terms of any confidentiality agreement binding on the Exchange or such Subsidiary which is generally applicable to all holders of securities issued by the Exchange and was not entered into in contemplation of this Agreement. You agree, and each holder of a Note by acceptance of such Note agrees, that any materials or information identified by the Exchange or any Subsidiary as Confidential Information in connection with your exercise of rights pursuant to Section 7.1(f) or this
Section 7.3 shall be treated in a confidential manner in accordance with the requirements of Section 20.

8. PREPAYMENT OF THE NOTES.

            In addition to the payment of the entire unpaid principal amount of the Notes of each series at the final maturity thereof, the Exchange will make required prepayments and may make optional prepayments in respect of the Notes as hereinafter provided.

8.1. Required Prepayments.

            (a) Series A Notes. On October 1, 2001 and on each October 1 thereafter to and including October 1, 2010, the Exchange will prepay in accordance with Section 14 an aggregate principal amount of the Series A Notes equal to 9.08064% of the aggregate principal amount (rounded to the nearest $1,000) of Series A Notes originally issued under this Agreement and the Other Agreements (or such lesser principal amount as shall then be outstanding), such prepayment to be made at the principal amount to be prepaid, together with accrued interest thereon to the date of such prepayment, without premium and allocated as provided in Section 8.3, provided that upon any partial prepayment of the Series A Notes pursuant to Section 8.2 or any purchase of less than all of the Series A Notes pursuant to Section 8.5, the principal amount of each required prepayment of the Series A Notes becoming due under this Section 8.1(a) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series A Notes is reduced as a result of such prepayment or purchase.

            (b) Series B Notes. On October 1, 2011 and on each October 1 thereafter to and including October 1, 2020, the Exchange will prepay in accordance with Section 14 an aggregate principal amount of the Series B Notes equal to 9.09074% of the aggregate principal amount (rounded to the nearest $1,000) of Series B Notes originally issued under this Agreement and the Other Agreements (or such lesser principal amount as shall then be outstanding), such prepayment to be made at the principal amount to be prepaid, together with accrued interest thereon to the date of such prepayment, without premium and allocated as provided in Section 8.3, provided that upon any partial prepayment of the Series B Notes pursuant to Section 8.2 or any purchase of less than all of the Series B Notes pursuant to Section 8.5, the principal amount of each required prepayment of the Series B Notes becoming due under this Section 8.1(b) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series B Notes is reduced as a result of such prepayment or purchase.

            (c) Series C Notes. On October 1, 2022 and on each October 1 thereafter to and including October 1, 2025, the Exchange will prepay in accordance with Section 14 an aggregate principal amount of the Series C Notes equal to 20% of the aggregate principal amount (rounded to the nearest $1,000) of Series C Notes originally issued under this Agreement and the Other Agreements (or such lesser principal amount as shall then be outstanding), such prepayment to be made at the principal amount to be prepaid, together with accrued interest thereon to the date of such prepayment, without premium and allocated as provided in Section 8.3, provided that upon any partial prepayment of the Series C Notes pursuant to Section 8.2 or any purchase of less than all of the Series C Notes pursuant to Section 8.5, the principal amount of each required prepayment of the Series C Notes becoming due under this Section 8.1(c) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series C Notes is reduced as a result of such prepayment or purchase.

8.2. Optional Prepayments.

            The Exchange may, at its option and upon notice as provided below, prepay in accordance with Section 14 on any Business Day after the Third Closing all, or from time to time any part of, the Notes of any series (in a minimum amount of $1,000,000 and otherwise in multiples of $100,000), at the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole

Amount for the Notes of such series determined for the prepayment date with respect to such principal amount.

            The Exchange will give each holder of Notes of the series to be prepaid written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify the date fixed for such prepayment (which shall be a Business Day), the aggregate principal amount of the Notes of such series to be prepaid on such date, the principal amount of Notes of such series held by such holder to be prepaid (determined in accordance with Section 8.3), the interest to be paid on the prepayment date with respect to such principal amount being prepaid and that such prepayment is being made pursuant to this Section 8.2. Each such notice of prepayment pursuant to this Section 8.2 shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount for the Notes of such series due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment of Notes, the Exchange shall deliver to each holder of Notes of the series to be prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount for the Notes of such series as of the specified prepayment date. All notices and certificates delivered under this Section 8.2 shall be sent in accordance with Section 18 (including without limitation by telecopy if a number has been provided to the Exchange).

8.3. Allocation of Partial Prepayments.

            In the case of each partial prepayment of the Notes or the Notes of any series, the principal amount of the Notes or the Notes of such series, as the case may be, to be prepaid shall be allocated among all the Notes, or the Notes of such series, as the case may be, at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

8.4. Maturity; Surrender; etc.

            In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Exchange shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Exchange and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5. Purchase of Notes.

            The Exchange will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Exchange or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions (except for such difference in the offering price that reflects differences in interest rates and maturities of the Notes of the respective series). Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 20 Business Days. If the holders of more than 25% of the principal amount of the Notes of any series then outstanding accept such offer, the Exchange shall promptly notify the remaining holders of all Notes of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Exchange will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6. Make-Whole Amount.

            The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

            "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

            "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

            "Reinvestment Yield" means, with respect to the Called Principal of any Note, the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "USD" on the Bloomberg Financial Markets Commodities News Screen (or such other display as may replace USD on the Bloomberg Financial Markets Commodities News Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15
      (519)(or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the Remaining Average Life.

            "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

            "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

            "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
      Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9. AFFIRMATIVE COVENANTS.

            The Exchange covenants that so long as you shall be obligated to purchase Notes hereunder and thereafter so long as any of the Notes are outstanding:

9.1. Compliance with Law.

            The Exchange will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws and the rules and regulations of the Commodity Futures Trading Commission, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

9.2. Insurance.

            The Exchange will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3. Maintenance of Properties.

            The Exchange will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Exchange or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and, in the good faith judgment of the Exchange, such discontinuance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

9.4. Payment of Taxes.

            The Exchange will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies payable on them or any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Exchange nor any Subsidiary need pay any such tax, assessment, charge or levy if (a) the same can be paid without any penalty or (b) the amount, applicability or validity thereof is contested by the Exchange or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Exchange or a Subsidiary has established adequate reserves therefor in accordance with and to the extent required by GAAP on the books of the Exchange or such Subsidiary or (c) the nonpayment of all such taxes, assessments, charges and levies in the aggregate would not reasonably be expected to have a Material Adverse Effect.

9.5. Corporate Existence, etc.

            Subject to Section 10.4, the Exchange will at all times preserve and keep in full force and effect its corporate existence. The Exchange will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Exchange or merged into or consolidated with a Subsidiary) and the Exchange will at all times preserve and keep in full force and effect, and will cause each Subsidiary at all times to preserve and keep in full force and effect, all of their respective rights and franchises unless, in the good faith judgment of the Exchange, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

9.6. Nature of Business.

            The Exchange will continue to be primarily engaged in providing or operating facilities for the buying and selling of commodities for future delivery, options or similar instruments.

10. NEGATIVE COVENANTS.

            The Exchange covenants that so long as you shall be obligated to purchase Notes hereunder and thereafter so long as any of the Notes are outstanding:

10.1. Subsidiary Debt.

            The Exchange will not permit any Subsidiary to create, assume, incur, guarantee or otherwise be or become liable in respect of any Debt except

            (a) Debt existing on the date of this Agreement and described in
      Schedule 5.15,

            (b) Debt owing by any Subsidiary to the Exchange or another Subsidiary,

            (c) in the case of any Person that after the date of this Agreement becomes a Subsidiary or is consolidated with or merged with or into the Exchange or a Subsidiary or sells, leases or otherwise disposes of all or substantially all of its property or assets to the Exchange or a Subsidiary, Debt existing at the time such Person becomes a Subsidiary or is so consolidated or merged or effects such sale, lease or other disposition of property or assets (which Debt is not incurred in contemplation thereof), and any extension, renewal or refunding of any such Debt provided in each case that the principal amount of such Debt does not exceed the principal amount of such Debt being extended, renewed or refunded, and

            (d) other Debt, provided that after giving effect to the incurrence of such Debt the aggregate amount of Priority Debt does not exceed 15% of Consolidated Net Tangible Assets.

10.2. Liens.

            The Exchange will not and will not permit any Subsidiary to create, assume, incur or suffer to be created, assumed or incurred or to exist any Lien upon or with respect to any property or assets of the Exchange or any Subsidiary, whether now owned or hereafter acquired, without making effective provision (pursuant to documentation in form and substance reasonably satisfactory to the Majority Holders) whereby the Notes shall be secured by such Lien equally and ratably with or prior to any and all Debt and other obligations to be secured thereby (so long as any such Debt or other obligations shall be outstanding), provided that nothing in this Section 10.2 shall prohibit:

            (a) Liens in respect of property or assets of the Exchange or a Subsidiary existing on the date of this Agreement and described in
      Schedule 5.15;

            (b) Liens in respect of property or assets acquired or improved after the date of this Agreement, which Liens are created at the time of acquisition or completion of construction of such property or assets or within 120 days thereafter, to secure Debt assumed or incurred to finance all or any part of the purchase price or cost of construction of such property or assets, or in the case of any Person that after the date of this Agreement becomes a Subsidiary or is consolidated with or merged with or into the Exchange or a Subsidiary or sells, leases or otherwise disposes of all or substantially all of its property or assets to the Exchange or a Subsidiary, Liens existing at the time such Person becomes a Subsidiary or is so consolidated or merged or effects such sale, lease or other disposition of property or assets (and not incurred in contemplation thereof), or in the case of any property or assets acquired by the Exchange or any Subsidiary after the date of this Agreement, Liens existing on such property or assets at the time of acquisition thereof (and not incurred in contemplation thereof), whether or not the Debt secured thereby is assumed by the exchange or a Subsidiary, provided in any such case that

                  (i) no such Lien shall extend to or cover any other property or assets of the Exchange or such Subsidiary, as the case may be, and

                  (ii) the aggregate principal amount of Debt secured by all such Liens in respect of any such property or assets shall not exceed the lesser of the cost and the fair market value of such property or assets at the time of such acquisition (or in the case of Debt incurred to finance improvements the lesser of the cost and the fair market value at the time of completion of construction) or, in the case of a Lien in respect of property or assets existing at the time such Person becomes a Subsidiary or is so consolidated or merged or at the time of such sale, lease or other disposition, the fair market value of such property or assets at such time;

            (c) Liens relating to any extension, renewal or refunding of Debt secured by any such Lien permitted by paragraph (a) or (b), provided that the principal amount of Debt secured by any such Lien is not increased and such Lien does not extend to or cover any other property other than the property covered by such Lien immediately prior to such extension, renewal or refunding;

            (d) Liens on property or assets of a Subsidiary securing Debt or other obligations owed by a Subsidiary to the Exchange or to another Subsidiary;

            (e) Liens for current taxes, assessments or other governmental charges or levies in the ordinary course of business, either not yet due and payable or to the extent that nonpayment thereof shall be permitted by the proviso to Section 9.4;

            (f) Liens created by or resulting from any litigation or legal proceedings that are currently being contested in good faith and by appropriate proceedings and for which the Exchange or Subsidiary, as applicable, has established adequate reserves on its books in accordance with and to the extent required by GAAP;

            (g) other Liens incidental to the normal conduct of the business of the Exchange or any of its Subsidiaries, which are not incurred in connection with the incurrence of Debt and which do not in the aggregate materially impair the use of the affected property in the operation of the business of the Exchange and its Subsidiaries taken as a whole or the value of such property for the purpose of such business; and

            (h) Liens which would otherwise not be permitted by the foregoing paragraphs of this Section 10.2 without equally and ratably securing the Notes, securing Debt of the Exchange or a Subsidiary, provided that after giving effect to the incurrence of such Debt (or, if later, the creation, incurrence or assumption of any such Lien) the aggregate amount of Priority Debt does not exceed 15% of Consolidated Net Tangible Assets.

            In case any property or assets shall be subject to a Lien in violation of this Section 10.2, the obligations of the Exchange under this Agreement and the Notes shall have the benefit, to the full extent that and with such priority as the holders of Notes may be entitled under applicable law, of an equitable Lien on such property or assets securing the obligations of the Exchange under this Agreement and the Notes, provided that such violation will constitute a Default whether or not such equitable Lien is enforceable under applicable law.

10.3. Sale and Leaseback Transactions.

            The Exchange will not and will not permit any Subsidiary to enter into any arrangement, directly or indirectly, with any Person whereby the Exchange or such Subsidiary shall sell, lease or transfer any asset, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such asset or any part thereof or any other asset that the Exchange or such Subsidiary, as the case may be, intends to use for substantially the same purposes as the asset being sold, leased or transferred (any such sale, lease or transfer and rent or lease, a "Sale and Leaseback Transaction"), unless:

            (a) the Exchange shall make effective provision (pursuant to documentation in form and substance reasonably satisfactory to the Required Holders) whereby the Notes shall be secured equally and ratably with or prior to any other Debt secured by a Lien on the asset subject to such Sale and Leaseback Transaction;

            (b) such Sale and Leaseback Transaction involves an asset upon which a Lien would at the time be permitted by Section 10.2(b) without equally and ratably securing the Notes or such Sale and Leaseback Transaction is between the Exchange and a Subsidiary as lessee and involves an asset subject to a Lien permitted by Section 10.2(d);

            (c) such lease is for a period not exceeding one year, at the expiration of which it is intended that the use of such asset by the lessee will be discontinued;

            (d) such Sale and Leaseback Transaction relates to equipment, fixtures, supplies or materials that, in the reasonable determination of the Exchange, are outdated or obsolete; or

            (e) after giving effect to such Sale and Leaseback Transaction, the aggregate amount of Priority Debt does not exceed 15% of Consolidated Net Tangible Assets.

10.4. Merger, Consolidation, etc.

            The Exchange will not consolidate with or merge with any other corporation or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless

            (a) the continuing, surviving or acquiring corporation (the "surviving corporation") shall be a solvent corporation organized under the laws of the United States of America or any State thereof, and the surviving corporation (if not the Exchange) shall have executed and delivered to each holder of a Note its assumption of the due and punctual performance and observance of all obligations of the Exchange under this Agreement, the Other Agreements and the Notes,

            (b) immediately after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing, and

            (c) the surviving corporation shall have caused to be delivered to each holder of a Note an opinion of counsel reasonably satisfactory to the Majority Holders to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof.

10.5. Transactions with Affiliates.

            The Exchange will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation with respect to the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Exchange or a Subsidiary), except
(a) pursuant to the reasonable requirements of the Exchange's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Exchange or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate, (b) any transaction entered into with Commodities Exchange Center, Inc. or any member thereof and
(c) any transaction to which this Agreement by its express terms is inapplicable. For purposes of clarification, this Section 10.5 shall not apply to any distribution of cash or property to, or the conferring of other benefits upon, members (including former members) of the Exchange or any transaction pursuant to which the fees of any members of the Exchange or such Subsidiary are reduced or in connection with the financing of any membership in the Exchange.

11. EVENTS OF DEFAULT.

            An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) the Exchange defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

            (b) the Exchange defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

            (c) the Exchange defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a) and (b) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Exchange receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (c) of Section 11); or

            (d) any representation or warranty made in writing by or on behalf of the Exchange or by any officer of the Exchange in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made and, if curable, is not cured within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Exchange receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

            (e) (i) the Exchange or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt for money borrowed that is outstanding beyond any period of grace provided with respect thereto, or (ii) the Exchange or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt for money borrowed or of any mortgage, indenture or other agreement relating thereto or any other condition exists and, as a result thereof, such Debt shall have become or be due and payable by acceleration or other action before its stated maturity or before its regularly scheduled dates of payment and such acceleration or other action shall not have been rescinded or annulled, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests or the exercise by the Exchange or any Subsidiary of any option to purchase or repay Debt before its stated maturity or before its regularly schedule dates of payment), the Exchange or any Subsidiary has become obligated to purchase or repay Debt before its stated maturity or before its regularly scheduled dates of payment, provided that the aggregate outstanding principal amount of all such Debt (without duplication) described in clauses (i), (ii) and (iii) above shall exceed $10,000,000; or

            (f) the Exchange or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes a general assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

            (g) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Exchange or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Exchange or any Subsidiary, or any such petition shall be filed against the Exchange or any Subsidiary and such petition shall remain unstayed for a period of 60 consecutive days; or

            (h) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 (excluding any amounts covered by insurance in respect of which the insurer has admitted liability) are rendered against one or more of the Exchange and its Subsidiaries which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

            (i) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Exchange or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001 (a) (18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) the Exchange or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Exchange or any ERISA Affiliate withdraws from any Multiemployer Plan, or
      (vi) the Exchange or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Exchange or any Subsidiary thereunder; and any such event or events described in clauses (i) through
      (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

            (j) the purchases of Notes contemplated to be made at the Second Closing shall not be made prior to January 31, 1997 or the purchases of Notes contemplated to be made at the Third Closing shall not be made prior to February 28, 1997, in each case other than by reason of the failure to satisfy the condition precedent to such purchases specified in Section 4.2
      (d) or the failure of any of the Other Purchasers to comply with its obligations under the Other Agreements; provided that the event specified in this paragraph (j) shall not be deemed to be continuing in respect of either such Closing for more than 30 days after the Exchange provides notice of such event pursuant to Section 7.l(d) unless on or before the last day of such 30-day period the Majority Holders shall have declared all the Notes at the time outstanding to be immediately due and payable as provided in Section 12.1(c).

As used in Section 11(i), the terms "employee benefit plan" and `employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12. REMEDIES ON DEFAULT, ETC.

12.1. Acceleration.

            (a) If an Event of Default with respect to the Exchange described in paragraph (f) or (g) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

            (b) If any Event of Default described in paragraph (a) or (b) of
Section 11 has occurred and is continuing, the holder or holders of at least 25% in unpaid principal amount of the Notes of any series at the time outstanding may at its or their option, by notice or notices to the Exchange, declare all the Notes of such series at the time outstanding to be immediately due and payable and any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Exchange, declare all the Notes held by it or them to be immediately due and payable.

            (c) If any other Event of Default has occurred and is continuing, the Majority Holders may at any time at their option, by notice or notices to the Exchange, declare all the Notes at the time outstanding to be immediately due and payable.

            Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount for the Notes of each series determined in respect of such principal amount of the Notes of such series (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Exchange acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Exchange (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Exchange in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2. Other Remedies.

            If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. Rescission.

            At any time after any Notes of any series have been declared due and payable pursuant to clause (b) of Section 12.1 or all Notes have been due and payable pursuant to clause (c) of Section 12.1, the Majority Holders of the Notes of such series or the Majority Holders of all Notes, as the case may be, by written notice to the Exchange, may rescind and annul any such declaration and its consequences if (a) the Exchange has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the applicable Default Rate for the Notes of each series, (b) all Events of Default and Defaults, other than the non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4. No Waivers or Election of Remedies, Expenses, etc.

            No course of dealing and no delay on the part of any holder of any
Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Exchange under Section 15, the Exchange will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including without limitation reasonable attorneys' fees, expenses and disbursements.

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1. Registration of Notes.

            The Exchange shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Exchange shall not be affected by any notice or knowledge to the contrary. The Exchange shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2. Transfer and Exchange of Notes.

            Upon surrender of any Note at the principal executive office of the Exchange for exchange or registration of transfer (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Exchange shall execute and deliver, at the Exchange's expense (except as provided below), one or more new Notes (as requested by the holder thereof and in denominations as provided below) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Exchange may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Sections 6.2 and 6.3.

13.3. Replacement of Notes.

            Upon receipt by the Exchange of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such

Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

            (a) in the case of loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or any other Institutional Investor, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

            (b) in the case of mutilation, upon surrender and cancellation of such Note,

the Exchange at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14. PAYMENTS ON NOTES.

14.1. Place of Payment.

            Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Citibank, N.A. in such jurisdiction. The Exchange may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Exchange in such jurisdiction or the principal office of a bank or trust Exchange in such jurisdiction.

14.2. Home Office Payment.

            So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Exchange will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Exchange in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Exchange made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Exchange at its principal executive office or at the place of payment most recently designated by the Exchange pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Exchange in exchange for a new Note or Notes pursuant to
Section 13.2. The Exchange will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15. EXPENSES, ETC.

15.1. Transaction Expenses.

            Whether or not the transactions contemplated hereby are consummated, the Exchange will pay all costs and expenses (including reasonable attorneys' fees of your special counsel and, if reasonably required, local or other counsel) incurred by you and the Other Purchasers or any holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses of a covenant defeasance pursuant to Section 23 (including all fees of the Defeasance Trustee), and (c) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Exchange or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Exchange will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you)

            In furtherance of the foregoing, on the date of each Closing the Exchange will pay or cause to be paid the reasonable fees and disbursements (including estimated unposted disbursements as of the date of such Closing) of your special counsel which are reflected in the statement such counsel submitted to the Exchange on or prior to the date of such Closing. The Exchange will also pay, promptly upon receipt of supplemental statements therefor, reasonable additional fees and disbursements of such special counsel in connection with the transactions hereby contemplated (including disbursements unposted as of the date of a Closing to the extent such disbursements exceed estimated disbursements as of the date of such Closing).

15.2. Survival.

            The obligations of the Exchange under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

            All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Exchange pursuant to this Agreement shall be deemed representations and warranties of the Exchange under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Exchange and supersede all prior agreements and understandings relating to the subject matter hereof.

17. AMENDMENT AND WAIVER.

17.1. Requirements.

            This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Exchange and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and
(b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding (and your written consent so long as you shall be obligated to purchase Notes hereunder), (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the definition of "Majority Holders" or "Required Holders" or the percentage of the principal amount and series of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2. Solicitation of Holders of Notes.

            (a) Solicitation. The Exchange will provide each holder of the Notes (irrespective of the amount of Notes or series then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Exchange will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

            (b) Payment. The Exchange will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3. Binding Effect, etc.

            Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Exchange without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Exchange and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4. Notes held by Exchange, etc.

            Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Exchange or any of its Affiliates or any Exchange Member shall be deemed not to be outstanding.

18. NOTICES.

            All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

            (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Exchange in writing,

            (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Exchange in writing, or

            (iii) if to the Exchange, to the Exchange at its address set forth at the beginning hereof to the attention of the President of the Exchange, with a copy to its Executive Vice President and General Counsel, at the Exchange's address set forth at the beginning of this Agreement, or at such other address as the Exchange shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19. REPRODUCTION OF DOCUMENTS.

            This Agreement and all documents relating hereto, including without limitation (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Exchange agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Exchange or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20. CONFIDENTIAL INFORMATION.

            For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Exchange or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Exchange or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Exchange or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors whose duties require them to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Exchange (if such Institutional Investor has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery or disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement.

            Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Exchange in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Exchange embodying the provisions of this Section 20.

21. SUBSTITUTION OF PURCHASER.

            You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Exchange, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of its rights and obligations under this Agreement, including the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section
21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Exchange of notice of such transfer, wherever the word "you" is used in this Agreement, such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights and obligations of an original holder of the Notes under this Agreement.

22. MISCELLANEOUS.

22.1. Successors and Assigns.

            All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including without limitation any subsequent holder of a Note) whether so expressed or not.

22.2. Construction.

            Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.3. Payments Due on Non-Business Days.

            Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.2 that notice of an optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount (if any) or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.4. Severability.

            Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.5. Accounting Terms.

            All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Agreement shall be made in accordance with GAAP and all balance sheets and other financial statements with respect thereto shall be prepared in accordance with GAAP. Except as otherwise specifically provided herein, any consolidated financial statement or financial computation shall be done in accordance with GAAP; and, if at the time that any such statement or computation is required to be made the Exchange shall not have any Subsidiary, such terms shall mean a financial statement or a financial computation, as the case may be, with respect to the Exchange only.

22.6. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.7. Governing Law.

            This Agreement and the Notes shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

23. DEFEASANCE.

23.1. Exchange's Option to Effect Covenant Defeasance.

            (a) Covenant Defeasance. The Exchange may at its option at any time after the Third Closing elect to have this Section 23 applied to all (but not less than all) of the outstanding Notes, upon compliance with the conditions set forth below in this Section 23, whereupon (i) the Exchange shall be released from its obligations under Sections 7, 9 and 10 and (ii) the occurrence of an event specified in paragraph (c), (d), (e) (h) or (i) of Section 11 shall not be deemed to be a Default or an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Notes shall thereafter be deemed to be not "outstanding" for the purposes of any direction, waiver, consent or declaration of holders (and the consequences of any thereof) in connection with such obligations, but shall continue to be deemed "outstanding" for all other purposes thereunder (it being understood that the Notes may not be deemed "outstanding" for financial accounting purposes). For this purpose, such covenant defeasance means that the Exchange may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Sections or paragraphs, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or paragraph or by reason of any reference in any such Section or paragraph, to any other provision herein or in any other document, but the remainder of this Agreement and the Notes shall be unaffected thereby.

            (b) Conditions to Covenant Defeasance. The following shall be the conditions to application of Section 23.l(a) to the then outstanding Notes:

            (i) The Exchange shall have irrevocably deposited or caused to be deposited with the Defeasance Trustee as trust funds, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Notes, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the holders of the Notes, to pay and discharge, and which shall be applied by the Defeasance Trustee to pay and discharge, the required prepayments of the Notes of each series pursuant to Section 8.1, the principal balance of the Notes of each series payable upon maturity and each installment of interest on the Notes of each series on the respective due date therefor (assuming such required prepayments pursuant to Section 8.1 and upon maturity) in accordance with the terms of this Agreement and the Notes.

            (ii) The Exchange shall have delivered to the holder of each Note an opinion of counsel satisfactory to the Required Holders to the effect that the holders of the outstanding Notes will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

            (iii) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as paragraph (c), (d),
      (e), (h) or (i) of Section 11 is concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (iv) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Exchange is a party or by which it is bound.

            (v) Such covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

            (vi) The Exchange shall have delivered to the holder of each Note an Officer's Certificate and an opinion of counsel satisfactory to the Required Holders, each stating that all conditions precedent provided for relating to such covenant defeasance under this Section 23.1 have been complied with.

            (c) Certain Definitions. As used in this Section 23;

            (i) "Defeasance Trustee" means a bank or trust company acting as trustee under the trust pursuant to paragraph (b) above which is incorporated under the laws of the United States of America or any State thereof, which at the time has combined capital, surplus and undivided profits aggregating at least $250,000,000, and which otherwise shall be reasonably satisfactory to the Majority Holders; and

            (ii) "Government Obligations" means

                  (A) direct obligations of the United States of America or any agency or instrumentality thereof, or obligations of a Person controlled or supervised by, and acting as an agency or instrumentality of, the United States of America, in any case having the benefit of the full faith and credit of the United States of America, which are not callable or redeemable at the option of the issuer thereof, and

                  (B) depository receipts issued by a bank or trust company
            incorporated under the laws of the United States of America or any State thereof which, as of the date of determination, shall have combined capital, surplus and undivided profits aggregating at least $50,000,000, as custodian with respect to a Government Obligation or a specific payment of interest on or principal of a Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that, except as may otherwise be required by law, such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by such custodian in respect of such Government Obligation or in respect of the specific payment of interest on or principal of such Government Obligation evidenced by such depository receipt.

23.2. Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

            All money and Government obligations (including the proceeds thereof) deposited with the Defeasance Trustee pursuant to Section 23.1 in respect of the Notes shall be held in trust and applied by the Defeasance Trustee, in accordance with the provisions of the Notes and this Agreement, to the payment, either directly or through any paying agent (including the Exchange acting as its own paying agent) as the Defeasance Trustee may determine, to the holders of the Notes, of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Exchange shall pay and indemnify the Defeasance Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 23.1 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of the Notes.

            Anything in this Section 23.2 to the contrary notwithstanding, the Defeasance Trustee shall deliver or pay to the Exchange from time to time upon written request therefor any moneys or Government Obligations held by it as provided in

Section 23.1 which, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Defeasance Trustee and the holders of the Notes, are in excess of the amount thereof which would then be required to be deposited to effect a covenant defeasance.

23.3. Reinstatement.

            If the Defeasance Trustee or any paying agent is unable to apply any money in accordance with Section 23.2 by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, then the Exchange's obligations under this Agreement and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Section 23 until such time as the Defeasance Trustee or paying agent is permitted to apply all such money in accordance with Section 23.2; provided that if the Exchange makes any payment of principal of or interest on any Note following the reinstatement of its obligations, the Exchange shall be subrogated to the rights of the holders of such Note to receive such payment from the money held by the Defeasance Trustee or the paying agent.

            If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE



                                     By /s/ Patrick F. Conroy
                                        ----------------------------------------
                                        Title: Sr. Vice President - Finance


The foregoing is hereby agreed
to as of the date thereof.

WOODMEN ACCIDENT AND LIFE COMPANY


By
   --------------------------------
    Title:

            If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By
                                        ----------------------------------------
                                       Title:

The foregoing is hereby agreed
to as of the date thereof.

ALLSTATE LIFE INSURANCE COMPANY


By  /s/ [ILLEGIBLE]
  ------------------------------
    Title:


By  /s/ [ILLEGIBLE]
  ------------------------------
    Title:

            If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By
                                        ----------------------------------------
                                       Title:

The foregoing is hereby agreed
to as of the date thereof.

ALLSTATE LIFE INSURANCE COMPANY
 OF NEW YORK


By  /s/ [ILLEGIBLE]
  ------------------------------
    Title:


By  /s/ [ILLEGIBLE]
  ------------------------------
    Title:

            If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By
                                        ----------------------------------------
                                        Title:

The foregoing is hereby agreed
to as of the date thereof.

AMERICAN ECONOMY INSURANCE COMPANY

By  LINCOLN INVESTMENT MANAGEMENT, INC.,
    Its Attorney-In-Fact


By   /s/ David C. Patak
  ------------------------------
   Title: Vice President

            If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By
                                        ----------------------------------------
                                        Title:

The foregoing is hereby agreed
to as of the date thereof.

AMERICAN STATES LIFE INSURANCE COMPANY

By LINCOLN INVESTMENT MANAGEMENT, INC.,
   Its Attorney-In-Fact


By   /s/ David C. Patak
  ------------------------------
   Title: Vice President

      If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By
                                        ----------------------------------------
                                        Title:

The foregoing is hereby agreed
to as of the date thereof.

ASSURITY LIFE INSURANCE COMPANY


By       /s/ [ILLEGIBLE]
  ------------------------------
   Title: Senior Vice President
              and Treasurer

            If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE

                                     By
                                        ----------------------------------------
                                        Title:

The foregoing is hereby agreed
to as of the date thereof.

THE CANADA LIFE ASSURANCE COMPANY


By  /s/ Brian J. Lynch
  ------------------------------
   Title:  BRIAN J. LYNCH
           ASSOCIATE TREASURER

      If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By__________________________________
                                       Title:

The foregoing is hereby agreed
to as of the date thereof.

CANADA LIFE INSURANCE COMPANY
 OF AMERICA


By /s/ Brian Lynch
   ------------------------------
   Title:   BRIAN J. LYNCH
          ASSISTANT TREASURER

      If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By_____________________________________
                                       Title:

The foregoing is hereby agreed
to as of the date thereof.

CANADA LIFE INSURANCE COMPANY
 OF NEW YORK


By /s/ Brian Lynch
   ------------------------------
   Title:   BRIAN J. LYNCH
          ASSISTANT TREASURER

      If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By___________________________________
                                       Title:

The foregoing is hereby agreed
to as of the date thereof.

LINCOLN NATIONAL HEALTH & CASUALTY
 INSURANCE COMPANY

By LINCOLN INVESTMENT MANAGEMENT, INC.,
   Its Attorney-In-Fact


   By: /s/ David C. Patak
       ------------------------------
       Title: Vice President

      If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By__________________________________
                                       Title:

The foregoing is hereby agreed
to as of the date thereof.

LINCOLN NATIONAL REASSURANCE COMPANY

By LINCOLN INVESTMENT MANAGEMENT, INC.,
   Its Attorney-In-Fact


   By: /s/ David C. Patak
       ------------------------------
       Title: Vice President

      If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By_____________________________________
                                       Title:

The foregoing is hereby agreed
to as of the date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By LINCOLN INVESTMENT MANAGEMENT, INC.,
   Its Attorney-In-Fact


   By: /s/ David C. Patak
       ------------------------------
       Title: Vice President

      If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By______________________________________
                                       Title:

The foregoing is hereby agreed to
as of the date thereof.

MUTUAL OF OMAHA INSURANCE COMPANY


By: /s/ Edwin H. Garrison Jr.
    ---------------------------------
    Title: EDWIN H. GARRISON JR.
           FIRST VICE PRESIDENT

      If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By___________________________________
                                       Title:

The foregoing is hereby agreed to
as of the date thereof.

NATIONAL GUARDIAN LIFE INSURANCE
 COMPANY


By /s/ Robert A. Mucci
   -----------------------------------
   Title: Robert A. Mucci
   Assistant Vice President, Investments

      If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By________________________________
                                       Title:

The foregoing is hereby agreed
to as of the date thereof.

NATIONWIDE LIFE INSURANCE COMPANY


By /s/ Harry A. Schermer
   --------------------------------
   Title:  Harry A. Schermer
           Vice President
           Equity Securities

      If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                    Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By__________________________________
                                       Title:

The foregoing is hereby agreed
to as of the date thereof.

STANDARD INSURANCE


By /s/ Vicki R. Chase
   -------------------------------
   Title: Vicki R. Chase
          Vice President - Securities

      If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By______________________________________
                                       Title:

The foregoing is hereby agreed
to as of the date thereof.

UNITED OF OMAHA LIFE INSURANCE
COMPANY


By /s/ Edwin H. Garrison Jr.
   --------------------------------
   Title: EDWIN H. GARRISON JR.
          FIRST VICE PRESIDENT

      If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Exchange, whereupon the foregoing shall become a binding agreement between you and the Exchange.

                                     Very truly yours,

                                     NEW YORK MERCANTILE EXCHANGE


                                     By______________________________________
                                       Title:

The foregoing is hereby agreed
to as of the date thereof.

WOODMEN ACCIDENT AND LIFE COMPANY


By /s/ [ILLEGIBLE]
   --------------------------------
   Title: Senior Vice President
             and Treasurer